Exhibit 99.2

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Core Earnings Growth

5 year CAGR
18%
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$.53
$.73
$.85
$.92
$.40
$.52
$1.02
$0.24
$.13
$.06
$0.05
REIT tax adj.
Lease accrual
GAAP
1998
1999
2000
2001
2002
Q1-2003

All periods presented reflect adjustments for pooling acquisitions.

2

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Deposit Growth

($ in millions)
Up 22% over Q1 '02
5 year CAGR
24%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$594
$706
$1,002
$1,145
$1,400
$1,497
1998
1999
2000
2001
2002
Q1 2003

3

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Loan Growth

($ in thousands)
5 year CAGR 26%
Up 20% over Q1 '02
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$520
$684
$879
$1,097
$1,302
$1,376
1998
1999
2000
2001
2002
Q1 2003
Commercial
Residential
Residential up 8% over Q1 '02
Commercial up 33% over Q1 '02

4

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Loan Portfolio as of March 31, 2003

Home Equity
5%
Commercial
55%
Residential
Mortgage
40%

Total Loan Portfolio: $1,375,537

5

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Commercial Loan Portfolio - March 31, 2003

Commercial Real Estate
55%
12%
Commercial & Industrial
15%
Secured by Cash, Market Securities
10%
Construction
2%
6%
Unsecured
Professional Services

6

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Loan Portfolio Quality

Reserves/NPL
2000%
1500%
1000%
500%
0%
1817%
1613%
1043%
1405%
982%
162.39%
164.29%
153.55%
168.31%
168.31% (est.)
Q1-02
Q1-03
BPFH
US Banks

9

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Loan Portfolio Quality

Reserves/Total Loans

1.50%
1.00%
1.33%
1.33%
1.34%
1.38%
1.38% (est)
1.32%
1.27%
1.30%
1.31%
1.29%
Q1-02
Q1-03
BPFH
US Banks

10

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Loan Portfolio Quality

NPL/Total Loans
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.49%
0.48%
0.52%
0.50%
0.50% (est)
0.13%
0.08%
0.09%
0.07%
0.13%
Q1 2002
Q1 2003
BPFH
US Banks

11

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Net Interest Margin Trend

8.00%
6.00%
4.00%
2.00%
0.00%
Q1-01
Q1-02
Q1-03
5.18%
3.77%
1.73%
Yield on Assets
Cost of Funds
Net Interest Margin

12

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Assets Under Management

($ in millions)
5 year CAGR
15%
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,651
$4,545
$6,758
$6,529
$6,441
$6,816
11%
22%
65%
Trust Property
Cash
Fixed Income
Equity
1998
1999
2000
2001
2002
Q1 2003

14

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AUM: Organic Growth- Net New Sales

(In Millions)
$1,000
$800
$600
$400
$200
$0
11 %
$279
27 %
$1003
11%
$603
14 %
$923
8%
$509
Annualized Net New Business of 32%
1999
2000
2001
2002
Q1 2003

15

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AUM: Market Action

($ in billions)
$1,000
$500
$0
-$500
-$1,000
-$1,500
$529
$63
- $787
- $1,123
-$135
1999
2000
2001
2002
Q1 2003

16

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Searchable text section of document

Forward Looking Statements

Statements in this presentation  that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements included, but are not limited to, statements under the captions “Strategic Direction” and “Outlook for 2003”, and statements regarding strategic growth rates, the strength of the company’s business and the quality of the company’s loan portfolio.  You should not place undue reliance on our forward-looking statements.  You should exercise caution in interpretingand relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.  These factors include, among others, changes in the interest rate environment which may reduce interest margins and adversely impact net interest income, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities, competitive pressures from other financial institutions, the effects of national and local economic conditions, the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired , and risks related to the identification and implementation of acquisitions, as well as the  other risks and uncertainties detailed Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Core Earnings Growth

[CHART]

All periods presented reflect adjustments for pooling acquisitions.

Deposit Growth

[CHART]

Loan Growth

[CHART]

Loan Portfolio as of March 31, 2003

[CHART]

Commercial Loan Portfolio - March 31, 2003

[CHART]

Loans by Size

Size	# of Loans	Aggregate Balance	% of Portfolio
$8M +	2	16.6M	1%
$5M-$8M	21	123.8M	9%
$2M-$5M	71	209.8M	15%
$0-$2M	2708	1,025M	75%
TOTAL:	2802	$1,375M	100%

Average Loan Size

Commercial:  $637,000

Residential:    $509,000

Diversification

New England:                       74%

Northern California:          26%

Top Loan Commitments

	Commitment	Outstanding	Category	Bank
1	$10,000,000	$8,266,729	Individual - Equities	BPB
2	$10,000,000	$3,000,000	Individual - Equities	BPB
3	$8,350,833	$8,304,471	Business - Office Bldg.	BPB
4	$8,000,000	$4,800,000	Business - Equities	BPB
5	$8,000,000	$600,000	Individual - Equities	BPB
6	$7,000,000	$7,000,000	Individual - Equities	BPB
7	$7,000,000	$7,000,000	Business - Industrial Bldg.	BPB
8	$7,000,000	$6,399,249	Individual - Equities	BPB
9	$6,660,000	$0	Business - Business Assets	BPB
10	$6,200,000	$6,200,000	Business - Office Bldg.	Borel
11	$6,200,000	$6,076,000	Business - Retail Bldg.	Borel
12	$6,023,686	$5,977,335	Business - Retail Bldg.	BPB

Loan Portfolio Quality

Reserves/NPL

[CHART]

Loan Portfolio Quality

Reserves/Total Loans

[CHART]

Loan Portfolio Quality

NPL/Total Loans

[CHART]

Net Interest Margin Trend

[CHART]

Net Interest Income

	Q1-03		Q1-02		Change		%
Net Interest Margin	3.77%		4.31%		(54	)BP	(12.5)%
Net Interest Income	$16.3	M	$15.2	M	$1.1	M	7.3%
Compression					$(2.0	)M
Organic Growth					$3.1	M
Deposit Growth	$1.2	B	$1.0	B	$.2	B	20.5%
Loan Growth	$1.3	B	$1.1	B	$.2	B	20.4%

Assets Under Management

[CHART]

AUM: Organic Growth-Net New Sales

[CHART]

AUM: Market Action

[CHART]

Q1 2003 Expenses vs. Q1 2002

• Total Operating Expenses- $21.6 Million	Up $2.5 Million or 13%

Supported by significant growth in:

• Deposits	Up $27.2 Million or 22%

• Loan balances	Up $22.4 Million or 20%

• Assets Under Management	Up 1%

Q1 2003 Expense Analysis

Salaries and Benefits: up $1.4 Million, 56% of  increase:

•     $1.6 Million increase in compensation

•     $1 Million for 43 new hires

•     13 new hires relating to investments in future growth

•     $.6 Million in merit increases and benefits

•     offset by  ($0.2) Million decrease in variable compensation

•      Variable compensation =  28% of total  compensation, 18%  of total  expenses

Premises, Equipment and Technology up $0.7 Million, 30% of  increase:

•      New bank space, including Palo Alto and Newton= $.4 Million

•      Technology enhancements =  $ .1 Million